SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549


                   ___________________________



                           EXHIBITS

                              TO

                           FORM 8-K

                       DATED MAY 10, 1996

                            UNDER

             THE SECURITIES EXCHANGE ACT OF 1934


                   _________________________


                   CUSA TECHNOLOGIES, INC.


                         EXHIBIT 16.01

                Letter from Grant Thornton LLP: To be supplied